GREENWICH STREET SERIES FUND
on behalf of the
MONEY MARKET PORTFOLIO and the
INTERMEDIATE HIGH GRADE PORTFOLIO


Supplement dated June 19, 1997
to the Prospectus dated April 30, 1998

	The following information supplements, and to the extent inconsistent therewith, supersedes, the information set forth in the Prospectus under "Certain Investment
Guidelines."

The Intermediate High Grade Portfolio may invest up to
15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. In the case of the Money Market Portfolio and the Intermediate High
Grade Portfolio the above restriction does not apply to securities subject to Rule 144A of the Securities Act of 1933, as amended. ("Rule 144A Securities").

Rule 144A Securities are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act.
Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of Rule
144A securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations.
Investments in restricted securities such as Rule 144A securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that there is temporarily no market for these securities among qualified institutional buyers.

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FD01487 6/98
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